EXHIBIT 10.129

LOAN PARTICIPATION AGREEMENT

THIS LOAN PARTICIPATION AGREEMENT (this “Agreement”) is made as of this 26th day of October, 2006, by and between IA ORLANDO SAND, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 (together with its successors and/or assigns, hereinafter referred to as “Lender”) and INLAND REAL ESTATE CORPORATION, a Maryland corporation “Participant”).

R E C I T A L S:

A.

Lender is the lawful owner and holder of that certain Promissory Note dated as of September 29, 2006, made by Fourth Quarter Properties 124, LLC, a Georgia limited liability company (“Borrower”) in favor of Lender (the “Note”), which Note evidences a loan made by Lender to Borrower in the original principal amount of Forty One Million Four Hundred Seventy Seven Thousand Sixty Two and 84/100 Dollars ($41,477,062.84) (the “Loan”).  A copy of the Note is attached hereto as Exhibit A; and

B.

The Note is secured by certain loan documents, as described on Exhibit B, attached hereto and made a part hereof (collectively, the “Loan Documents”), securing the Loan.  The legal descriptions of the property described in Mortgage A and the property described in Mortgage B are attached hereto as Exhibit C, and are herein collectively referred to as the “Mortgaged Property”; and

C.

At the closing of the Loan on September 29, 2006 (the “Closing Date”), Lender received from Borrower a loan fee in the amount of $622,155.94 (the “Loan Fee”).

D.

The Note provides for, and Lender is presently holding, an interest reserve to pay interest on the Loan as it becomes due under the Note.

E.

The outstanding and unpaid principal balance of the Note, accrued interest and all other sums which may or shall become due under the Note and the Loan Documents, as such may be modified, are hereinafter collectively referred to as the “Debt”; and

F.

Participant has agreed to pay to Lender the sum of $10,369,265.71 (the “Participation Payment”) in consideration for the participation of Participant with regard to the Note, the Debt, and the Loan Documents in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of payment of Ten Million Three Hundred Sixty Nine Thousand Two Hundred Sixty Five and 71/100 Dollars ($10,369,265.71) by

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

Participant to Lender, and in further consideration of the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Participant hereby agree as follows:

1.

Lender hereby represents to Participant as follows:

(a)

Lender has provided to Participant true, correct, and complete copies of each of the Loan Documents;

(b)

the Loan Documents have not been modified, amended or terminated;

(c)

the outstanding principal balance of the Loan is $41,477,062.84; and

(d)

Lender covenants and agrees that it shall not modify or amend the Note or any of the Loan Documents in any material respect without the prior written consent of Participant.

2.

From and after the date of this Agreement (except with regard to the Loan Fee as specifically provided in Paragraph 3, below), all rights and obligations of Lender with regard to the Loan shall be allocated on a parri passu basis as between Lender and Participant, in the following proportions:

(a)

Participant Share:

10,369,265.71 / 41,477,063 = 25%

(b)

Lender Share:

75%

3.

Lender shall pay to Participant within three business days after the date of this Agreement the Participant Share of (a) the Loan Fee, being:  $622,155.94 x 25% = $155,538.99, and (b) interest on the Loan for the month of October, 2006 calculated from the date of Lender’s receipt of the Participation Payment through October 31, 2006.

4.

From and after the date of this Agreement, the following shall be allocated on a parri passu basis as between Lender and Participant:

(a)

all payments received by Lender under the Note, the Loan Documents, and with regard to the Debt, including without limitation the Extension Fee, if applicable; and

(b)

all un-reimbursed costs incurred by Lender with regard to the Loan; and

(c)

the Participant Share of any income or payments related to the Loan shall be paid by Lender to Participant promptly (but in no event more than two business days) after receipt by Lender; Participant shall pay to Lender the Participant Share of any un-reimbursed costs incurred by Lender with regard to the Loan promptly after receipt of an invoice for such charges from Lender.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

5.

Lender shall continue to hold the original Note and original Loan Documents, and shall retain full authority to act as the sole contact with the Borrower with regard to the Note and the Debt and in the administration and servicing of the Loan. In particular but not by way of limitation, Lender shall have the right without the prior consent of Participant to review and approve (a) Borrower’s petitions for zoning or rezoning of the Mortgaged Property, (b) the form and content of the Deed of Trust (including the release of the Deed of Trust as provided for in the Post Closing Agreement) and the Assignment of Development Rights to be delivered by Borrower to Lender per the terms of the Post Closing Agreement (and copies of the final documents shall be delivered to Participant by Lender upon final approval and execution), and (c) all submittals made by Borrower with regard to the items required by the Post Closing Agreement and/or the Loan Documents.

6.

Lender and Participant each represent and warrant to the other that the undersigned has full power, authority and legal right to execute this Agreement on behalf of Lender and Participant, as applicable.

7.

This Agreement may not be modified, amended, changed or terminated orally, but only by an agreement in writing signed by both Lender and Participant.

8.

This Agreement shall be binding upon and inure to the benefit of Lender and Participant and their respective successors and assigns.

9.

This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

10.

If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

11.

This Agreement shall be governed by and construed in accordance with the laws of the State in which the Mortgaged Property is located.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

IN WITNESS WHEREOF, Lender and Participant have executed this Agreement, as of the day and year first above written.

LENDER:

IA ORLANDO SAND, L.L.C.

By:

Inland American Real Estate Trust, Inc.

By:

/s/ Lori J. Foust_______

Name:  Lori J. Foust

Title:  Treasurer

PARTICIPANT:

INLAND REAL ESTATE CORPORATION

By:

/s/ Mark Zalatoris_______________

Its:  Mark Zalatoris
Executive Vice President

NCLIB1 307152.3

EXHIBIT A

NOTE

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

PROMISSORY NOTE

Dated as of September 29, 2006

AT:  Oak Brook, Illinois

FOR VALUE RECEIVED, the undersigned, Fourth Quarter Properties 124, LLC, a Georgia limited liability company ("Maker") promises to pay to the order of IA ORLANDO SAND, L.L.C., a Delaware limited liability company (sometimes hereinafter referred to as "Payee"), having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of Forty One Million Four Hundred Seventy Seven Thousand Sixty Two and 84/100 Dollars ($41,477,062.84), or so much thereof as disbursed, together with interest thereon at the rate set forth below from the date of first disbursement until maturity, unless the Default Rate, hereinafter defined, shall apply, as follows:

a.

Interest from the date of the first disbursement through the last day of the month of the first disbursement, both dates inclusive, will be at the rate of nine and one quarter percent (9.25%) per annum (the "Note Rate") and shall be paid upon the first disbursement of proceeds.  Beginning on the first day of the month following the month of the first disbursement and ending upon repayment in full of this Note, interest at the Base Rate, to be paid in advance on the first day of each month (i.e. interest for October, 2006 is due and payable on October 1, 2006).

b.

A final balloon payment of all outstanding principal and all accrued and unpaid interest and all other sums then due and payable under this Note, the Mortgage, hereinafter defined, and the Other Loan Documents, hereinafter defined, shall be paid on December 31, 2006 ("Initial Maturity Date").

At Closing Maker shall deposit with Payee three (3) months of interest into an interest reserve account (the “Interest Reserve”) to be held by Payee, from which Payee shall make payment of interest as it comes due on the Loan at the Note Rate.  Maker grants to Payee a first-priority perfected security interest in the Interest Reserve and any and all monies now or hereafter deposited in such Interest Reserve as additional security for payment of the Loan.  Until expended or applied in accordance herewith, the Interest Reserve shall constitute additional security for the Loan. Upon the occurrence of an Event of Default, under the this Note or the Other Loan Documents, Payee may, in addition to any and all other rights and remedies available, apply any sums then present in the Interest Reserve to the payment of the Loan in any order in its sole discretion.  Upon payment in full of the Loan and all sums due under this Note and the Other Loan Documents, and performance by Maker of all other obligations under the Other Loan Documents, Payee shall disburse to Maker all remaining funds, if any, in the Interest Reserve.

Provided no event of default has ever occurred under the "Mortgage" or any of the "Other Loan Documents" (as hereinafter defined) beyond any applicable grace or cure periods, and if Maker is not then in default or in breach of any of the terms or conditions of this Note, the Mortgage or any Other Loan Documents, either at the time of the Notice of Election, hereafter defined, or subsequently on or before the first day of an Extension Term, hereinafter defined, and

NCLIB1 307152.3

further provided that (i)  there is no condemnation commenced or threatened against the Premises which would have a material adverse effect on the value of the Premises, (ii) there is no environmental claim or complaint, pending or threatened, relating to the Premises, the land, the Maker or any contiguous land, other than that previously disclosed by Maker, (iii) no law, regulation, ordinance, restriction or similar matter has been enacted or adopted by any federal, state or local government that would, in Payee's reasonable judgment, materially and adversely affect the proposed use of the Premises, (iv) neither Maker nor any Guarantor is involved in any litigation, pending or threatened bankruptcy, reorganization, receivership or insolvency proceedings, and (v) Payee, in its sole discretion, has determined that there has not been a material deterioration  in the net worth of liquid assets of the Maker nor any Guarantor, then Maker may elect to extend the Maturity Date of this Note for not more than one (1) term of three (3) months (the “Extension Term” and the expiration of the Extension Term, being March 30, 2007, the “First Extension Maturity Date”) on the following terms and conditions:

1.

The Extension Term election shall be exercised by Maker serving a separate written notice (a “Notice of Election”) to the holder hereof at least fifteen (15) days prior to the expiration of the Initial Maturity Date;

2.

As consideration to the holder hereof for granting such Extension Term, a non-refundable fee (an "Extension Fee") in the amount of $25,000.00 shall be paid to Payee together with the Notice of Extension.

3.

The interest rate during the Extension Term shall continue to be at the Note Rate.

4.

The Extension Term shall be documented as reasonably required by the holder hereof and may include, without limitation: (i) a statement to the holder hereof from Maker and all guarantors of this Note, which recertifies as true and accurate all covenants, representations and warranties contained in the Mortgage and in the Other Loan Documents; and (ii) a written acknowledgment and consent from all of the guarantors acknowledging and consenting to such Extension Term and reaffirming their respective guaranties.

Notwithstanding anything to the contrary contained herein, if this Note is not repaid in full on the Initial Maturity Date due to Maker's default hereunder, Maker may not thereby evade the payment of an Extension Fee, and a fee in an amount equal to the Extension Fee shall be due as to such Maturity Date and shall be earned and due and payable; provided however, Payee shall not be required to grant any such extension to the Maker unless all conditions to such extension are fully complied with.

Maker acknowledges that the monthly installments required by the terms of this Note will not amortize the principal sum of the indebtedness by either the Initial Maturity Date or the First Extension Maturity Date (each sometimes hereinafter referred to as a "Maturity Date") resulting in a "balloon payment" on any of such maturity dates of the then unpaid principal sum and accrued and unpaid interest thereon.  The holder of this Note has made no agreement to refinance such balloon payment.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

Interest on unpaid principal shall be computed on the basis of a 360 day year using the actual number of days elapsed in any such year as follows:  Base Rate or Default Rate, as the case may be, shall be multiplied by the outstanding principal balance of this Note; the resulting product shall be divided by 360, with the resulting quotient multiplied by the number of days elapsed for the period for which interest is payable.  All payments required to be made herein shall be made in lawful money of the United States of America.

All monthly payments shall be due and payable on the first day of the month.  If any monthly payment due hereunder is not made on or before the 10th day after the date such payment is due, a late payment charge equal to 5% of the delinquent payment shall be due and payable and the interest rate hereunder shall increase to the Default Rate on the entire outstanding principal sum and all accrued and unpaid interest thereon effective the date such payment was due until such default in payment is cured, which cure will include, but not be limited to, payment of such increased interest and the late payment charge.  If the final balloon payment of all outstanding principal and all accrued and unpaid interest and all other sums then due and payable under this Note, the Mortgage and the Other Loan Documents is not made on the Maturity Date, a late payment charge equal to 5% of the delinquent payment shall be due and payable and the interest rate hereunder shall increase to the Default Rate on the entire outstanding principal sum and all accrued and unpaid interest thereon until all outstanding principal and all accrued and unpaid interest and all other sums then due and payable under this Note, the Mortgage and the Other Loan Documents is paid in full including, but not limited to, the payment of such increased interest and the late payment charge.  No grace period is provided for the payment of principal and interest due on the Maturity Date.

Time is of the essence for all payments and other obligations due under this Note.  Maker acknowledges that if any payment required under this Note is not received by Payee within ten (10) days after the same becomes due and payable, Payee will incur extra administrative expenses (i.e., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment.  Because, from the nature of the case, the actual damages suffered by Payee by reason of such administrative expenses and loss of use of funds would be impracticable or extremely difficult to ascertain, Maker agrees that five percent (5%) of the amount of the delinquent payment, together with interest accruing on the entire unpaid principal balance of this Note at the Default Rate, as provided above, shall be the amount of damages Payee is entitled to receive upon such breach in compensation therefor.  Therefore, Maker shall, in such event, without further demand or notice, pay to Payee, as Payee's monetary recovery for such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of the delinquent payment (in addition to interest at the Default Rate).  The provisions of this paragraph is intended to govern only the determination of damages in the event of a breach in the performance of Maker to make timely payments hereunder.  Nothing in this Note shall be construed as in any way giving Maker the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise.  The right of Payee to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of Payee to collect such delinquent payments and all other amounts provided to be paid hereunder or under any of the Mortgage or Other Loan Documents executed by Maker in favor of Payee with respect to the subject matter hereof, or to declare a default hereunder or under the Mortgage or any of the Other Loan Documents.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

All payments required herein shall be applied first to all sums other than principal and interest due and payable under the terms of this Note, the Mortgage or the Other Loan Documents, next to all accrued and unpaid interest, including all interest at the Default Rate, with the balance of such payments, if any, applied to the outstanding principal sum due under this Note as determined by Lender in its sole and absolute discretion.

Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by Payee and handled in collection in the customary manner at its option, but the same shall not constitute payment hereunder or diminish any rights of Payee, except to the extent that actual cash proceeds of such instrument are unconditionally received by Payee and applied to this indebtedness as herein provided.  Payments received at the Payee's office after 2:00 p.m. local time, will be credited against this Note on the next business day.  Payment in full checks are prohibited except pursuant to a separate written agreement between Maker and the holder hereof expressly permitting paid in full checks.

Any prepayment hereunder must include all accrued and unpaid interest (including, without limitation, any interest at the Default Rate due hereunder) and all late payment charges that have accrued and are unpaid through the date of such prepayment and all other sums due hereunder and under the Mortgage and the Other Loan Documents.  Only upon payment of (i) the entire outstanding principal balance of this Note, (ii) all late payment charges and default interest, if applicable, (iii) all accrued and unpaid interest (including, without limitation, any interest due hereunder at the Default Rate) then due under this Note, and (iv) all other sums then due hereunder and under the Mortgage and the Other Loan Documents; shall this Note be deemed paid in full and the Mortgage and the Other Loan Documents be cancelled and released.    For any prepayment made prior to the Initial Maturity Date, Borrower shall pay as a prepayment premium the difference between the interest paid through the date of prepayment and the interest Payee would have earned on the amount prepaid from the date of prepayment to the Initial Maturity Date (the “Future Interest”), as determined by Payee in its sole discretion.  The calculation of Future Interest shall be based on the outstanding principal balance and the Note Rate at the time of prepayment.  Provided that Maker has extended the Term through the Extension Term, Maker may prepay the Loan at any time during the Extension Term without penalty or Future Interest.

The entire outstanding principal sum together with all accrued and unpaid interest thereon, and all other payments then due hereunder and under the Mortgage and Other Loan Documents and together with, to the extent permitted under applicable law, costs and expenses, including reasonable attorneys' fees and disbursements, incurred by the holder in collecting or enforcing payment thereof, shall be and become immediately due and payable at the option of the holder hereof in the event of default in the making of any payments due hereunder after the expiration of any applicable grace or cure period, or in the event the right of acceleration accrues to the holder hereof pursuant to the terms and provisions of the Mortgage or the Other Loan Documents or in the event of any other default under this Note, the Mortgage or under any of the Other Loan Documents, continuing after the expiration of any applicable grace or cure period.  The entire outstanding principal sum and all accrued and unpaid interest thereon shall bear interest at the rate of 18.00% per annum ("Default Rate") effective the date of default, in the event of any default hereunder or under the Mortgage or any Other Loan Documents which is not

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

cured within any applicable grace or cure period, or from and after the date on which the right of acceleration accrues to the holder hereof pursuant to any of the terms of this Note, the Mortgage or the Other Loan Documents, irrespective of whether or not such acceleration is actually declared; provided, however, that in no event shall the Default Rate exceed the maximum rate permitted under applicable law.  Maker agrees that interest which has accrued hereunder at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any default hereunder or under the Mortgage or any Other Loan Documents.  If such default is not cured prior to the entry of a judgment of foreclosure and sale, such interest accrued at the Default Rate shall be included in such judgment.

The entire outstanding principal sum together with all accrued and unpaid interest thereon, and all other payments then due hereunder and under the Mortgage and Other Loan Documents and together with, to the extent permitted under applicable law, costs and expenses, including reasonable attorneys' fees and disbursements, incurred by the holder in collecting or enforcing payment thereof shall also be and become immediately due and payable at the option of the holder hereof (a) if the Premises, or any part thereof or any interest therein is conveyed, sold (including a sale on an installment basis or pursuant to a land sale contract as more fully set forth in the Mortgage), transferred, leased, encumbered or assigned in any manner whether voluntarily or involuntarily without the prior written consent of the holder hereof; (b) if any representation or warranty of Maker or any guarantor, made herein, in the Mortgage or any Other Loan Documents, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; or (c) in the event of any other prohibited transfer or any other event described in the Mortgage or any Other Loan Documents causing acceleration of the Maturity Date of this Note or (d) in the event that any interest in Borrower is transferred or conveyed.

The remedies of the holder hereof as provided herein or in the Mortgage or in any Other Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall arise.  The failure by the holder hereof to exercise any rights, powers, or remedies in this Note provided, including the right to accelerate the Maturity Date of this Note, upon the occurrence of one or more events of default under this Note, the Mortgage or any of the Other Loan Documents shall not constitute a waiver of the right to exercise the same or any other right, power, or remedy at any subsequent time in respect to the same event of default or any other event of default.  The acceptance by the holder of this Note of any payment after the date such payment was due and any act of omission or commission by the holder hereof, including specifically any failure to exercise any right, remedy or recourse, shall not constitute a waiver of the right to exercise any rights, powers, or remedies in this Note provided at that time, or any subsequent time, or nullify any prior exercise of any right, power, or remedy without the written consent of the holder of this Note.  Except as may be otherwise specifically required herein, notice of the exercise of any right, power or remedy granted to the holder hereof by this Note is not required to be given.

Maker shall pay on demand all expenses and costs, including fees and out of pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions the Mortgage or the Other Loan Documents,

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

including those incurred in post judgment collection efforts, in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding), or in any judicial or non judicial foreclosure proceeding including any appellate proceedings and review of tenant estoppel letters and subordination, attornment and non-disturbance agreements).  Interest shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of this Note until such judgment amount is paid in full at a rate equal to the greater of (a) the Default Rate or (b) the legal rate applicable to judgments within such jurisdiction; provided, however, that interest shall not accrue at a rate in excess of the maximum rate of interest, if any, which may be charged or collected from Maker under applicable law.

The liability of each of the Makers hereunder shall be primary, direct, joint, and several, and none of the Makers shall be deemed a surety, accommodation maker, or guarantor.  The liability of each of the Makers shall not be adversely affected by (a) modification, extension, renewal, substitution or replacement of this Note, the Mortgage and any of the Other Loan Documents; (b) the extension of additional credit separate from this transaction by Payee; (c) the surrender, release, renewal, extension, sale exchange, or other disposition of all or any part of the collateral securing this Note or the acceptance of any additional or substituted collateral for this Note; (d) Payee's failure to protect any such collateral from waste, diminution in value, or otherwise; (e) Payee's purchase of any such collateral at judicial or other sale, or any subsequent resale at public or private sale; (f) any extension of time or any other indulgence granted by Payee under this Note, the Mortgage and any of the Other Loan Documents; (g) any failure or delay by Payee in attempting to enforce any of its rights or remedies under this Note, the Mortgage and any of the Other Loan Documents; (h) Payee's proceeding against fewer than all parties liable under this Note; (i) Payee's release, settlement, or compromise of its claim against any other party liable on this Note; or (j) the occurrence of any other event which might otherwise operate as a discharge under principles of suretyship.

Each Maker waives all rights to seek contribution, indemnification, or other form of reimbursement from the other Makers or any other person liable under this Note, including any rights of subrogation to the rights of Payee.  In the event any payment on this Note is held to constitute a preference under the bankruptcy laws, the liability of each Maker shall automatically be revived to the full extent of such payment.

This Note is secured by a First Mortgage and Security Agreement ("Mortgage") encumbering certain real estate, and the improvements thereon, situated in Orange County, Florida, as more particularly described in the Mortgage, and which Mortgage also grants a security interest in Equipment and intangibles, if any, as defined in the Mortgage (such real estate, improvements, Equipment and intangibles being herein collectively referred to as the "Premises".  In addition to the Mortgage, this Note is also secured by other loan documents including but not limited to an Assignment of Leases and Rents, a Collateral Assignment of Agreements Affecting Real Estate, a Loan Guaranty Agreement and an Environmental Guaranty (collectively, "Other Loan Documents").  The terms and provisions of, and the representations contained in, the Mortgage and the Other Loan Documents are hereby incorporated herein by reference to the same extent and with like effect as if the terms and provisions thereof and representations therein were recited verbatim herein.  Any default under the Mortgage or Other Loan Documents shall be deemed to constitute a default hereunder.  All notices which may be

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

required hereunder shall be sufficiently served by delivering same as provided and at the addresses appearing in the Mortgage for the service of notice.

As to this Note and the Mortgage and the Other Loan Documents securing the indebtedness evidenced by this Note, the undersigned and the successors, transferees and assigns thereof, and all guarantors and endorsers (i) severally waive all applicable exemption rights, whether under State Constitution, homestead laws, other statutes or otherwise, and also severally waive valuation and appraisement, presentment, demand for payment, dishonor and notice of dishonor, protest and notice of protest and nonpayment, diligence in collection and notice of the intention to accelerate, and (ii) expressly agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the undersigned, guarantors or endorsers.  Except as may be expressly stated herein or in the Mortgage securing this Note, the undersigned hereby waives all defenses of any kind or nature, real and personal, waives all rights of set off of any kind or nature, and declares that the holder hereof may negotiate and sell this Note free of all such defenses and rights of set off and without notice, and that this Note shall be fully paid when due.

Maker is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the Mortgage or under the Other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or set off.  In the event that at any time any payment received by the holder hereof shall be deemed by a court of competent jurisdiction or have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, that the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to maker and shall not be discharged or satisfied with any prior payment thereof of cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

No extension of the time for the payment of this Note or any installment hereof made by agreement by the holder hereof with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole, or in part, of the Maker or any successor, transferee or assign of Maker or any guarantors or endorsers.

If at any time or times hereafter the holder of this Note employs counsel for advice with respect to a default by the undersigned, or guarantor, if any, of this Note, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Note, or to attempt to collect this Note from or to enforce this Note against the undersigned or any other person or entity obligated for the payment or performance of this Note, then, in any of such events, all of the attorneys' fees arising from such services and all expenses, costs and charges relating thereto, shall be additional indebtedness owing hereunder by the undersigned to the holder of this Note payable on demand.

This Note and all the provisions hereof shall extend to, be binding upon and inure to the benefit of the undersigned, its successors, transferees and assigns, any future owner of the Premises or any part thereof, and the Payee and any and all persons hereafter owning or holding

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

from time to time this Note, and their respective heirs, legal representatives, successors, transferees and assigns.

Any interest computation under this Note (or under any other instrument executed in connection with or as security for the payment hereof) shall be at not more than the maximum legal rate permitted by applicable law and in the event it should be held that interest payable under this Note (or under any other instrument executed in connection with or as security for the payment hereof) is in excess of the maximum permitted by law, the interest chargeable hereunder (or under any other instrument executed in connection with or as security for the payment hereof) shall be reduced to the maximum amount permitted by applicable law.  If the holder of this Note shall collect interest which is in excess of the maximum amount permitted by law, all such sums deemed to constitute interest in excess of the maximum amount permitted by applicable law shall, at the option of the holder hereof, be refunded to Maker or credited to the payment of other amounts due under the Mortgage or Other Loan Documents, or to the principal of this Note, as the holder hereof determines.

Maker agrees to pay the effective rate of interest which is the total of interest computed at the rate stated herein plus any additional interest resulting from any other payments in the nature of interest, including without limitation, any initial service charge, extension fees, maintenance fees, late charge or default interest to the extent that such charges may be deemed includable in interest for any purpose, expressed as a rate of interest computed on the principal balance from time to time outstanding and the number of days elapsed from the date of disbursement until the date of payment.

Funds representing proceeds of the indebtedness evidenced hereby which are disbursed for any purpose by any holder hereof to the undersigned, or to any escrow or otherwise for the benefit of the undersigned, whether by mail, wire transfer or other delivery, shall be deemed principal outstanding hereunder and to have been received by the undersigned as of the date of such mailing, wire transfer or other delivery, and interest shall accrue and be payable upon such funds from and after the date of such mailing, wire transfer or delivery until repaid, notwithstanding the fact that such funds may not at any time have been remitted by any escrows to the undersigned or for its benefit.

Maker represents, warrants and covenants that (i) the indebtedness evidenced by this Note is being obtained for the purpose of acquiring and carrying on a business or commercial enterprises, (ii) all proceeds of such indebtedness will be used solely in connection with such business or commercial enterprise, and (iii) the proceeds of such indebtedness will not be used for the purchase of registered equity securities within the purview of Regulation “U” issued by the Board of Governors at the Federal Reserve System.

Maker represents, warrants, and covenants for so long as this Note remains unpaid in full, Maker shall not do any of the following:  (a) engage in any business or activity other than those set forth in its Articles of Incorporation (or Certificate of Formation); (b) do any act which would make it impossible to carry on the ordinary business of Maker; (c) borrow money or incur any indebtedness or assume or guaranty any indebtedness of any other entity, other than normal trade accounts and lease obligations incurred in the ordinary course of business; (d) dissolve or liquidate, in whole or in part; (e) consolidate or merge with or into any other entity or convey or

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

transfer or lease its property and assets substantially as an entirety to any entity; (f) institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution or bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Maker or a substantial part of property of Maker, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take company action in furtherance of any such action; or (g) amend the operating agreement or any qualification or certificate of formation of the Limited Liability Company Operating Agreement of the Maker.

In addition Maker shall:  (a) maintain books and records and bank accounts separate from those of any other person or entity; (b) maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets; (c) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (d) hold regular manager and member meetings, as appropriate, to conduct the business of Maker, and observe all other legal formalities; (e) prepare separate tax returns and financial statements, or if part of a consolidated group, then it will be shown as a separate member of such group; (f) allocate and charge fairly and reasonably any common employee or overhead shared with affiliates; (g) transact all business with affiliates on an arm’s length basis and pursuant to enforceable agreements; (h) conduct business in its own name, and use separate stationery, invoices and checks; (i) not commingle its assets or fund with those of any other person; and (j) not assume, guaranty or pay the debts or obligations of any other person.

Maker represents and warrants to the holder hereof that the obligation evidenced by this Note is an exempted transaction under the Truth-In-Lending Act, 15 U.S.C. 1601, et seq., and that said obligation constitutes a business loan for purposes of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers.  Without limitation of the foregoing, Maker represents, warrants and covenants that the proceeds of the loan evidenced by this Note will be used for business purposes and to secure payment of all amounts due under this Note, the undersigned hereby authorizes, irrevocably, any attorney of any court of record to appear for the undersigned in such court, in term time or vacation, at any time after an event of default hereunder, and confess a judgment, without process, in favor of the holder of this Note, for such amount as may appear to be unpaid thereon, together with costs of collection, including attorneys' fees and disbursements, and to waive and release all errors which may intervene in any such proceedings, and subject to applicable law consent to immediate execution upon such judgment, the undersigned hereby ratifying and confirming all that said attorney may do by virtue hereof.

Any term or provision of this Note which is unenforceable, invalid or contrary to law, or the inclusion of which would affect the validity, legality or enforcement of this Note shall be of no effect, and in such case, all the remaining terms and provisions of this Note shall subsist and shall be fully effective according to the terms of this Note, the same as though any such provision had not been included herein, provided that where the provisions of any such applicable law may be waived, they hereby are waived by Maker to the full extent permitted by law in order that this Note shall be deemed to be a valid and binding Note in accordance with its terms.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

Time is of the essence with respect to all of the undersigned's obligations and agreements under this Note, the Mortgage and the Other Loan Documents.

If the undersigned shall, at any time, consist of two or more persons or entities, then all the liabilities and obligations of the undersigned hereunder shall be joint and several.

This Note shall be construed for all purposes and enforced in accordance with the laws of the State of Florida.  Without limiting the right of the holder hereof to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to this Note (an "Action") in the courts of other jurisdictions, the undersigned hereby irrevocably submits to the jurisdiction of any (i)  any Florida court sitting in Orange County, Florida, or federal court sitting in the Middle District of Florida; and the undersigned hereby irrevocably agrees that any Action may be heard and determined in any such state court or in either such Federal court.  The undersigned hereby irrevocably waives any rights it may have to assert that such state courts or federal courts provide either an improper or inconvenient venue.  The undersigned hereby irrevocably waives, to the fullest extent possible, the defense or assertion of an inconvenient forum to the maintenance of any Action in any jurisdiction.  The undersigned hereby irrevocably agrees that the service of summons and complaint or any process in any Action in any jurisdiction may be served on the undersigned by certified mail, return receipt requested, to the address of the undersigned set forth in the Mortgage or by hand delivery to a person of suitable age and discretion at the undersigned's address set forth in the Mortgage.  Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law.  The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

Maker hereby represents and warrants to the holder hereof that Maker has had the opportunity to consult and confer with competent legal counsel of its choice before executing this Note.  Maker further represents and warrants to the holder hereof that Maker has read and understood the terms of this Note and intends to be bound hereby.

Except as otherwise herein expressly provided, whenever the consent or approval of the holder hereof is required under this Note, the holder hereof has the right, in its absolute discretion, to withhold or refuse to give such consent or approval.

In the event of any inconsistency between the provisions hereof and any provisions in the Mortgage, in any of the Other Loan Documents or within this Note, the provisions selected by the holder hereof in its sole discretion as the controlling provisions shall control.

The representations, undertakings and covenants made by the undersigned under this Note are, and shall be deemed to be, of continuing force and effect until all indebtedness and obligations of the undersigned under this Note, the mortgagor under the Mortgage and the obligors under the Other Loan Documents have been fully and finally paid and performed.

The singular shall include the plural, and the plural the singular; and pronouns of any gender shall include the other gender.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

Maker, and each person executing this Note on Maker's behalf, hereby represents and warrants to Payee that:  (a) by its execution below, Maker has the full power, authority, and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of Maker without exception or limitation and (b) Maker is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations. Maker represents and warrants that its current tax identification number is _________________.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

WHEREFORE, Maker, appearing before the notary public whose acknowledgment appears on the following page, has caused this Note to be executed as of the day and year first above written.

Fourth Quarter Properties 124, LLC, a Georgia limited liability company By: Its: By: /s/ Stanley E. Thomas Name: Stanley E. Thomas Title: Manager

STATE OF GA

)

): SS

COUNTY OF Coweta_

)

I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Stanley Thomas, as Manager of __________, the managing member of Fourth Quarter Properties 124, LLC, a Georgia limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________ appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said corporation and limited partnership, for the uses and purposes therein set forth.

Given under my hand notarial seal this 28_ day of September, 2006.

Notary: /s/ Crystal Clark

[NOTARY SEAL]

Print Name:   Crystal Clark

Notary Public, State of Georgia

My commission expires: 3/22/2010

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

EXHIBIT B

LOAN DOCUMENTS

1.

Mortgage and Security Agreement from Borrower to Lender dated as of September 29, 2006, and recorded in the Official Records of Orange County, Florida (as amended, modified, supplemented or restated from time to time, “Mortgage A”), with respect to an approximate 96 acre parcel of Property (as defined in Mortgage A).

2.

Mortgage and Security Agreement from Borrower to Lender dated as of September 29, 2006, and recorded in the Official Records of Orange County, Florida (as amended, modified, supplemented or restated from time to time, “Mortgage B”), with respect to a 7.86 acre parcel of property (as defined in Mortgage B).

3.

Loan Guaranty dated as of September 29, 2006

4.

Environmental Indemnity Agreement dated as of September 29, 2006

5.

Collateral Assignment of Agreements Affecting Real Estate dated as of September 29, 2006, and recorded in the Official Records of Orange County, Florida (the “Collateral Assignment”).

7.

Joint Escrow Closing Agreement dated as of September 29, 2006

8.

Borrower’s Closing Certificate dated as of September 29, 2006.

9.

Post Closing Agreement dated as of September 29, 2006.

10.

Collateral Assignment of Development Rights (the “Assignment of Development Rights” - to be delivered to Lender per terms of Post Closing Agreement).

11.

Deed of Trust (the “Deed of Trust” - to be delivered to Lender per terms of Post Closing Agreement and recorded as additional security for the Loan against farm property in Georgia).

NCLIB1 307152.3

EXHIBIT C - 1
LEGAL DESCRIPTION - MORTGAGE A

From a 4”x4” concrete monument with a 2 inch brass disc stamped “RLS 1585 RLS 1819” at the Northwest corner of the Northwest 1/4 of Section 31, Township 23 South, Range 29 East, Orange County, Florida, run South 00 degrees 50 minutes 25 seconds East 160.01 feet along the West boundary of said Northwest 1/4 to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186” on the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 235, Page 620, Public Records Of Orange County, Florida; thence run North 89 degrees 49 minutes 21 seconds East 1040.57 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” for the POINT OF BEGINNING; thence continue North 89 degrees 49 minutes 21 seconds East 1049.97 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 50 minutes 25 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 49 minutes 21 seconds East 563.13 feet along the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 223, Page 321, Public Records Of Orange County, Florida to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 11 minutes 03 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 400.01 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run South 00 degrees 11 minutes 03 seconds East 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 2066.31 feet along said right-of-way line to a point on a line parallel with and 200.00 feet West of, when measured at right angles to, the East boundary of the Northeast 1/4 of the aforesaid Section 31, said point being a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet along said parallel line to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angle of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 660.26 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 852.08 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve concave Southerly and having a radius of 700.00 feet; thence from a tangent bearing of North 66 degrees 28 minutes 35 seconds West run Westerly 347.68 feet along the arc of said curve through a central angle of 28 degrees 27 minutes 28 seconds to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the end of said curve; thence run North 86 degrees 47 minutes 22 seconds West 220.59 feet; thence run South 82 degrees 51 minutes 29 seconds West 811.25 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve, concave Southwesterly and having a radius of 2100.00 feet; thence from a tangent bearing of North 04 degrees 01 minutes 10 seconds West run Northwesterly 939.70 feet along the arc of said curve through a central angle of 25 degrees 38 minutes 19 seconds to the Point of Beginning.

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM

EXHIBIT C - 2
LEGAL DESCRIPTION - MORTGAGE B

From the Northeast corner of Section 31, Township 23 South, Range 29 East run South 00 degrees 14 minutes 20 seconds East 150.00 feet along the East boundary of the Northeast 1/4 of said Section 31 to a point on the south right-of-way line of State Road 482 (Sand Lake Road) as described in Official Records Book 223, Page 321 of the Public Records of Orange County, Florida; thence run South 89 degrees 32 minutes o7 seconds West 200.00; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angel of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 169.47 feet to the POINT OF BEGINNING; thence run North 89 degrees 54 minutes 59 seconds West 490.79 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 722.82 feet; thence run South 72 degrees 24 minutes 46 seconds East 213.71 feet to the beginning of a non-tangent curve concave Southwesterly and having a radius of 679.60 feet; thence from a tangent bearing of South 72 degrees 48 minutes 40 seconds East run Southeasterly 288.19 feet along the arc of said curve through a central angle of 24 degrees 17 minutes 49 seconds to the end of said curve and the beginning of a non-tangent curve concave Southwesterly and having a radius of 508.17 feet; thence from a tangent bearing of South 45 degrees 29 minutes 25 seconds East run Southeasterly 250.01 feet along the arc of said curve through a central angle of 28 degrees 11 minutes 19 seconds to the end of said curve and the beginning of a non-tangent curve concave Northwesterly and having a radius of 285.52 feet; thence from a tangent bearing of South 17 degrees 58 minutes 40 seconds East run Southwesterly 339.86 feet along the arc of said curve through a central angle of 68 degrees 11 minutes 58 seconds to the end of said curve and the Point of Beginning.

CONTAINING:  7.860 acres, more or less

NCLIB1 307152.3

= "LAST PAGE ONLY"  1,  =  0) 0 = 1 12/12/2005 2:16 PM